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                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the accompanying Quarterly Report on Form 10-Q of Crowley Maritime Corporation for the quarter ended September 30, 2003, I, Richard L. Swinton, Vice President, Tax & Audit of Crowley Maritime Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) such Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of Crowley Maritime Corporation.

Date: November 12, 2003
                                                /s/ RICHARD L. SWINTON
                                          --------------------------------------
                                          Richard L. Swinton
                                          Vice President, Tax & Audit